UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2010

ISLE OF CAPRI CASINOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification Number)

600 Emerson Road, Suite 300,
St. Louis, Missouri	63141
(Address of principal executive	(Zip Code)
offices)

(314) 813-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 8, 2010, Isle of Capri Casinos, Inc. (the “Company”), through its subsidiaries, IOC-Vicksburg, Inc. and IOC-Vicksburg, L.L.C., completed its previously announced acquisition of the Rainbow Casino located in Vicksburg, Mississippi pursuant to a Purchase Agreement, dated April 1, 2010 (the “Purchase Agreement”), with United Gaming Rainbow, Inc. and Bally Technologies, Inc.  The purchase price was $80 million, subject to certain post-closing purchase price adjustments.  The Company funded the purchase price with borrowings under its senior secured credit facility.  The Company and Bally Gaming, Inc. have entered into various systems and gaming agreements with respect to the Company’s gaming properties.

The foregoing description of the Purchase Agreement is only a summary and does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report and is incorporated herein by reference.  A copy of the press release announcing the completion of the acquisition is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.  The Purchase Agreement has been incorporated by reference to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties thereto.  In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided to the Company.  These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement.  Schedules and Exhibits to the Purchase Agreement identified in the Table of Contents to the Purchase Agreement are not being filed but will be furnished supplementally to the Commission upon request.  Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk among the parties, rather than establishing matters of fact. Accordingly, the representations and warranties in the Purchase Agreement may not constitute the actual state of facts about the parties thereto.

Item 9.01. Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired.

The financial statements required by this item are not being filed with this Current Report. The required financial statements will be filed with the Commission by amendment to this Form 8-K as soon as reasonably practicable, but in no event later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)         Pro Forma Financial Information.

The pro forma financial information required by this item is not being filed with this Current Report. The information required by this item will be filed with the Commission by amendment to this Form 8-K as soon as reasonably practicable, but in no event later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)         Exhibits.

Exhibit No.	Description
2.1

Purchase Agreement, dated April 1, 2010, by and among United Gaming Rainbow, Inc., Bally Technologies, Inc., Isle of Capri Casinos, Inc., IOC-Vicksburg, Inc. and IOC-Vicksburg, L.L.C., with respect to Rainbow Casino-Vicksburg Partnership, L.P. d/b/a Rainbow Casino (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on April 6, 2010 (File No. 0-20538))

99.1	News Release dated June 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: June 9, 2010	By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1

Purchase Agreement, dated April 1, 2010, by and among United Gaming Rainbow, Inc., Bally Technologies, Inc., Isle of Capri Casinos, Inc., IOC-Vicksburg, Inc. and IOC-Vicksburg, L.L.C., with respect to Rainbow Casino-Vicksburg Partnership, L.P. d/b/a Rainbow Casino (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on April 6, 2010 (File No. 0-20538))

99.1	News Release dated June 9, 2010